                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K/A
                           AMENDMENT NO. 1 TO


                            CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d)

                OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 29, 1994
                                                   ------------------



                    THE UNITED ILLUMINATING COMPANY
                    -------------------------------
        (Exact name of registrant as specified in its charter)



      Connecticut                    1-6788           06-0571640
- -----------------------------      -----------      -------------
(State, or other jurisdiction      (Commission      (IRS Employer
 of Incorporation)                 File Number)   Identification No.)



157 Church Street, New Haven, Connecticut            06506
- -----------------------------------------          ---------
(Address of principal executive offices)           (Zip Code)



Registrant's Telephone Number,
Including Area Code                               (203) 499-2000
- -----------------------------                     --------------



                             None
- --------------------------------------------------------------------
     (Former name or former address, if changed since last report)

Item 5. Other Events
- --------------------

     On September 29, 1994, the Registrant's wholly-owned subsidiary, Bridgeport Electric Company, a single-purpose corporation owning and leasing to the Registrant a generating unit at the Registrant's Bridgeport Harbor Station, was merged with and into the Registrant. The Registrant was the corporation surviving the merger, and it has assumed all of Bridgeport Electric Company's debts and obligations, including, without limitation, Bridgeport Electric Company's obligations to the holders of its outstanding 9.44% First Mortgage Bonds, Series B, in the principal amount of $54 million, and its outstanding 10.32% First Mortgage Bonds, Series C, in the principal amount of $55.333 million. The holders of the Series B and Series C First Mortgage Bonds have retained their first mortgage lien on the generating unit securing their bonds.


Item 7. Financial Statements and Exhibits
- -----------------------------------------

       (c)  Exhibits

Exhibit
Table
Item           Exhibit
Number         Number         Description
- -------        -------        -----------

 (4)            (1)           Copy of Fourth Supplemental Mortgage
                              Indenture, dated as of September 29,
                              1994, between Bridgeport Electric
                              Company and The Bank of New York,
                              Successor Trustee, amending and
                              supplementing First Mortgage Indenture
                              and Deed of Trust, dated as of December
                              1, 1984, between Bridgeport Electric
                              Company and The First National Bank of
                              Boston, Trustee.*/

 (4)           (2)            Copy of Fifth Supplemental Mortgage
                              Indenture, dated as of September 29,
                              1994, between The United Illuminating
                              Company and The Bank of New York,
                              Successor Trustee, amending and
                              supplementing First Mortgage Indenture
                              and Deed of Trust, dated as of December
                              1, 1984, between Bridgeport Electric




                              Company and The First National Bank of
                              Boston, Trustee.*/


                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 THE UNITED ILLUMINATING COMPANY
                                      Registrant


     October 20, 1994          By        /s/ Kurt Mohlman
- --------------------------      ---------------------------------
                                           Kurt Mohlman
                                      Treasurer and Secretary
















5662\104\FORM0001.WCB



- ---------------------------
* Filed as Exhibit 4.12 to the Registrant's Annual Report (Form 10-K) for the fiscal year ended December 31, 1990.


                   BRIDGEPORT ELECTRIC COMPANY

                               TO

                      THE BANK OF NEW YORK,
                        SUCCESSOR TRUSTEE


             --------------------------------------


             FOURTH SUPPLEMENTAL MORTGAGE INDENTURE

                 Dated as of September 29, 1994

                               TO

           FIRST MORTGAGE INDENTURE AND DEED OF TRUST

                  Dated as of December 1, 1984

     This FOURTH SUPPLEMENTAL MORTGAGE INDENTURE, dated as of September 29, 1994, made and entered into by and between BRIDGEPORT ELECTRIC COMPANY, a Delaware Corporation, with its principal office in New Haven, Connecticut (hereinafter with its successors and assigns called the Company) and THE BANK OF NEW YORK, a New York banking corporation, having its principal corporate trust office in New York, New York (hereinafter with its successors called the Trustee),

                W I T N E S S E T H   T H A T:

     WHEREAS, the Company heretofore duly executed and delivered to The First National Bank of Boston, as trustee, a certain First Mortgage Indenture and Deed of Trust, dated as of December 1, 1984, a First Supplemental Mortgage Indenture, dated as of February 15, 1987, a Second Supplemental Mortgage Indenture, dated as of January 14, 1988, and a Third Supplemental Mortgage Indenture, dated as of March 31, 1988 (said First Mortgage Indenture and Deed of Trust being hereinafter referred to as the Mortgage Indenture, and together with all indentures expressly stated to be supplemental thereto, including said First, Second and Third Supplemental Mortgage Indentures and this Fourth Supplemental Mortgage Indenture, being hereinafter generally referred to as the Indenture, as provided in Section 1.20 of the Mortgage Indenture) for the purpose of borrowing money for its corporate purposes and issuing its bonds therefor from time to time in one or more series and to secure the same, which Mortgage Indenture and First, Second and Third Supplemental Mortgage Indentures are recorded, respectively, in the office of the Secretary of the State of Connecticut in Vol. 60, Page K, Vol. 61, Page 186, Vol. 61, Page 32 and Vol. 61, Page 590, Railroad Mortgages, and in the Land Records of the Towns of Bridgeport and New Haven, Connecticut, and are also on file in the offices of the Trustee and the Company and to which indentures reference is hereby expressly made; and

     WHEREAS, the Company has heretofore issued under the Indenture $200,000,000 principal amount of the Company's 18% First Mortgage Bonds Series A, due November 30, 1994, $54,000,000 principal amount of the Company's 9.44% First Mortgage Bonds, Series B, due February 15, 1999 and $180,000,000 principal amount of 10.32% First Mortgage Bonds, Series C, due January 15, 1995, of which only the $54,000,000 principal amount of Series B Bonds and $60,000,000 principal amount of Series C Bonds are now outstanding; and

     WHEREAS, the Trustee is successor trustee to said The First
National Bank of Boston under the Indenture; and

     WHEREAS, the Company proposes to merge with and into The United Illuminating Company (hereinafter called "United"), with the consent of the holders of not less than 66 2/3/% in principal amount of the Series B Bonds and Series C Bonds now outstanding; and


     WHEREAS, immediately prior to the effectiveness of such merger, the Company proposes, with the consent of the holders of not less than 66 2/3 % of the principal amount of Series B Bonds and Series C Bonds outstanding, to limit the lien of the Indenture to the property now owned by the Company, and all repairs, renewals, replacements and improvements of and to such property; and

     WHEREAS, in connection with the aforesaid limitation upon the lien of the Indenture, the Company has agreed that no further bonds will be issued under the Indenture for any purpose other than transfers, exchanges and substitutions of such bonds, as provided in the Indenture; and

     WHEREAS, the execution and delivery of this Fourth
Supplemental Mortgage Indenture is authorized by Sections 14.01 and 14.02 of the Mortgage Indenture and has been duly authorized by the Board of Directors of the Company and by the Trustee; and

     WHEREAS, all acts and things necessary to constitute this Fourth Supplemental Mortgage Indenture a valid, legal and binding instrument enforceable in accordance with its terms have been in all respects duly authorized and done;

     NOW, THEREFORE, it is hereby covenanted, declared and agreed, upon the trusts and for the purposes aforesaid, as set forth in the following covenants, agreements, conditions and provisions, viz.:

                            ARTICLE 1

                   AMENDMENT OF THE INDENTURE

     1.01. AMENDMENT OF GRANTING CLAUSE. The granting clause of the Mortgage Indenture is hereby amended to read in its entirety as follows:

     NOW, THEREFORE, THIS INDENTURE WITNESSETH that, in consideration of the premises, and of the sum of One Dollar ($1.00) to the Company duly paid by the Trustee and of other good and valuable considerations, the receipt whereof is hereby acknowledged, and for the purpose of securing the equal and pro rata payment (except as herein otherwise provided) of the principal of, and premium, if any, and interest on, all of the Bonds at any time authenticated, issued and outstanding according to their tenor, purport and effect and the provisions hereof, and to secure the faithful performance and observance of all the covenants, obligations, conditions and provisions therein and herein contained (including any indenture supplemental hereto and any modification or alteration hereof made as herein provided), and to declare the terms and conditions upon which the Bonds are and are to be secured, authenticated, issued, delivered, transferred and exchanged, and upon which the trusts herein are to be administered by the Trustee, and upon which the property

hereby mortgaged and pledged is to be held and disposed of, all as hereinafter provided, the Company has executed and delivered this Indenture and has given, granted, bargained, sold, transferred, assigned, hypothecated, pledged, mortgaged, warranted, released, aliened and conveyed, and by these presents does give, grant, bargain, sell, transfer, assign, hypothecate, pledge, mortgage, warrant, release, alien and convey, unto The First National Bank of Boston, as Trustee, as herein provided, and its successor or successors in the trust hereby created, and to its or their assigns forever, all and singular the following described property and rights and interests in property now owned by the Company, including without limitation all property as to which the Company now has Title (as that term is hereinafter defined in section 1.36) and all property hereafter acquired of the type hereinafter specified as being subject to the lien of this Indenture (all of the foregoing, with all other property and rights and interests in property intended to be hereby given, granted, bargained, sold, transferred, assigned, hypothecated, pledged, mortgaged, warranted, released, aliened and conveyed, or at any time given, granted, bargained, sold, transferred, assigned, hypothecated, pledged, mortgaged, warranted, released, aliened or conveyed, and all proceeds of any of the foregoing at any time given, granted, bargained, sold, transferred, assigned, hypothecated, pledged, mortgaged, warranted, released, aliened or conveyed to and from time to time held by the Trustee upon the trusts hereof, being herein generally called, collectively, the Trust Estate), namely:

     All real estate and rights and interests in and to real estate, all buildings, plants, substations, structures, lines, facilities and other physical property used or useful in the business of generating, producing, purchasing or selling electricity, all machinery, equipment, tools, vessels and other tangible personal property used or useful in connection therewith, and all franchises, licenses, permits, easements and rights of way used or useful in connection with said business, and all other property wherever located and of whatever nature, to the extent of all the Company's ownership interest therein, regardless of the nature of such ownership interest, whether the entire ownership interest in the property concerned or a jointly held interest in common with others, divided or undivided, or otherwise, whether real, personal or mixed, now owned by the Company, including without limitation all property as to which the Company now has Title; including, without limiting the generality of the foregoing, all property specifically described or referred to in Schedule A hereto, in all cases not specifically reserved, excepted and excluded;

     And also all repairs, renewals, replacements and improvements of such plants, premises, property, franchises or rights as to which the Company now has Title and all repairs, renewals, replacements and improvements of any such repairs, renewals, replacements and improvements, regardless of whether such repairs, renewals, replacements and improvements are now

owned or are hereafter acquired by the Company, and all properties and/or franchises hereafter acquired by the Company which shall form an integral part of, or be essential to the use or operation of, the plant, premises, property or franchises now owned by the Company.

     And together with all and singular the now-existing rights, privileges, tenements, hereditaments and appurtenances belonging or in any wise appertaining in and to the aforesaid property or any part thereof, with all reversion and reversions, remainder and remainders and, subject to the provisions of section 8.01 hereof, all tolls, rents, revenues, earnings, interest, dividends, royalties, issues, income and profits thereof, and all the estate, right, title, interest and claim whatsoever, at law as well as in equity, which the Company now has in and to all and every part of the foregoing, it being the intention to include herein and to subject to the lien hereof all land, interests in land, real estate, physical assets, other property and interests in property, and franchises now owned by the Company or, to the extent specified above, hereafter acquired by the Company, including without limitation all property as to which the Company now has Title or, to the extent specified above, hereafter acquires Title, and wherever situated, as if the same were now owned by the Company and were specifically described and conveyed hereby, except as hereinafter specified;

     Subject, however, as to the property specifically described or referred to in Schedule A hereto, to Permitted Liens (except those described in section 1.29(m)), and to the liens, charges, encumbrances, reservations, exceptions, exclusions, restrictions, conditions, limitations, covenants and interests, if any, described or referred to in Schedule A;

     And subject further, as to all hereafter-acquired property heretofore specified as being subject to the lien of the Indenture, to all defects and limitations of title and to all other liens, charges, encumbrances, reservations, exceptions, exclusions, restrictions, conditions, limitations, covenants and interests existing at the time of such acquisition;

     But specifically reserving, excepting and excluding from this Indenture, and from the grant, conveyance, mortgage, transfer, pledge and assignment herein contained, all right, title and interest of the Company, now owned or hereafter acquired, in and to:

          (a) all cash on hand or in banks, bonds, stocks, notes, obligations and other securities not deposited with the Trustee under this Indenture, and not required so to be;

          (b) all contracts, accounts receivable, notes and bills receivable, judgments (other than for the recovery of real property or establishing a lien, charge or right therein) and other evidences of indebtedness not

     specifically assigned to and pledged with the Trustee hereunder, and not required so to be;

          (c) electricity, water, heat, steam, appliances, stock in trade, materials, fuel, furniture, office machinery and equipment, supplies and other products generated, manufactured, produced, purchased, or otherwise acquired for the purpose of sale, resale, transmission, distribution, storage, consumption or use in the usual course of business or the operation of any of the properties of the Company;

          (d) equipment and other tangible property purchased, constructed or otherwise acquired by the Company during the period, if any, prior to their delivery to or location in a State in which the Company is qualified to do business;

          (e) all leasehold interests, permits, licenses and similar rights, now owned by the Company, which are intended to be hereby conveyed, transferred or assigned and which may not be legally so conveyed, transferred or assigned, or which cannot be so conveyed, transferred or assigned without the consent of other parties whose consent is not secured or without subjecting the Trustee to a liability not otherwise contemplated by the provisions hereof or which otherwise may not be hereby lawfully and/or effectively conveyed, transferred and assigned by the Company;

          (f)  the last day of the term of each leasehold estate
     (oral or written, or any agreement therefor) now owned by the Company;

          (g) the Company's books and records, except surveys, studies and reports of such character that expenditures therefor are chargeable to fixed plant and property accounts (including work-in-progress accounts or other long-term asset accounts) in accordance with Generally Accepted Accounting Principles; and

          (h) all plant, premises, property, franchises or rights which are not specified above as being subject to the lien of this Indenture.

provided, however, that (i) if, upon the occurrence of any default as hereinafter defined in section 11.01, the Trustee or any receiver or trustee or any governmental subdivision, body or agency appointed or acting pursuant to this Indenture or to statutory provision or order of court shall have entered into possession of the Trust Estate or a substantial part thereof (other than contracts, securities and cash forming a part of the Trust Estate), the property hereinabove reserved, excepted and excluded from the lien hereof shall immediately become subject to the lien hereof to the extent permitted by law; (ii) whenever all defaults shall have been cured or waived and the possession of the Trust Estate (other than contracts, securities and cash

forming a part thereof) shall have been restored to the Company, any property of the character described in this paragraph so restored to the Company shall again be reserved, excepted and excluded from the lien of this Indenture to the extent hereinabove set forth; and (iii) to the extent not prohibited by any other provision of this Indenture, nothing contained in the granting clauses hereof shall prevent the Company, prior to any such entry, from selling, assigning, transferring, mortgaging, pledging or otherwise disposing of property, other than that described in (e) and (f) above, of the character reserved, excepted and excluded from the lien hereof by this paragraph and in any such case the title, possession or other rights of the purchaser, assignee, mortgagee, pledgee or other transferee thereof shall be free and clear of such lien as would otherwise attach under this Indenture in the event of such entry;

     The Company expressly reserves the right, at any time and from time to time, by indentures supplemental hereto, to subject to the lien and operation of this Indenture any part or all of the property reserved, excepted and excluded from the lien and operation hereof upon such terms and conditions and subject to such restrictions, limitations and reservations as it may determine and as may be approved by the Trustee;

     But including, nevertheless, any and all cash, bonds, stocks, notes, obligations and other securities and other property which at any time hereafter, by delivery or writing of any kind, may be expressly conveyed, mortgaged, pledged, delivered, assigned, transferred or paid to or deposited with the Trustee hereunder, by the Company, or with its consent by anyone in its behalf, as and for any additional security for its Bonds, the Trustee being authorized at any and all times to receive such conveyance, mortgage, pledge, delivery, assignment, transfer, payment or deposit, and to hold and apply any and all such cash, bonds, stocks, notes, obligations and other securities and other property in accordance with the provisions hereof and/or of such writing;

     1.02.  AMENDMENT OF SECTION 2.03.  Section 2.03 of the
Mortgage Indenture is hereby amended to read in its entirety as follows:

     2.03. LIMITATIONS ON AMOUNT OF BONDS. The permitted aggregate principal amount of the Bonds of all or any series which may be executed by the Company and authenticated by the Trustee shall be limited to the principal amount outstanding on the date of this Fourth Supplemental Mortgage Indenture to the Indenture.

     1.03.  DELETION OF ARTICLE 4.  Article 4 of the Mortgage
Indenture, as amended by said Third Supplemental Mortgage
Indenture, is hereby deleted and shall be of no further force or effect.


     1.04.  AMENDMENT OF SECTION 15.01.  Section 15.01 of the
Mortgage Indenture is hereby amended to read in its entirety as follows:

     15.01. MERGER PERMITTED ON CERTAIN TERMS. The Company shall not merge or consolidate with or into any other corporation or sell or lease the property included in the Trust Estate, as an entirety or substantially as an entirety, provided that the Company may be merged with or into United or another corporation all of the stock of which is owned by United if all of the following conditions are satisfied:

          (a) such merger shall be on such terms as in no respect to impair the lien and security of this Indenture or any of the rights or powers of the Trustee or of the Bondholders hereunder;

          (b) every corporation into which the Company may be merged shall have power and authority to carry on the Company's electric utility business and to acquire and operate the Company's property as is then existing;

          (c) every corporation into which the Company may be merged (such corporation being herein and in the Bonds generally referred to as the "successor corporation") shall, as a part and condition of such merger and either prior to or contemporaneously with such merger execute and deliver to the Trustee, and cause to be recorded wherever this Indenture is recorded, an indenture supplemental hereto, in form satisfactory to the Trustee, whereby the successor corporation shall expressly assume the due and punctual payment of the principal of and premium, if any, and interest on all the Bonds and of any and all sinking fund obligations of the Company hereunder, and the observance and performance of all the covenants, conditions and provisions of this Indenture; and

          (d) no condition or event has occurred or will exist immediately after giving effect to such merger, which will be, or with notice or lapse of time, or both, would become, a default hereunder.

If and when the Company is merged into United, United may thereafter be merged with or into any other corporation, provided that all of the conditions set forth in sections 15.01(a), 15.01(b), 15.01(c) and 15.01(d) above are satisfied.


                            ARTICLE 2

                    MISCELLANEOUS PROVISIONS


     2.01   EFFECTIVE TIME OF SUPPLEMENTAL INDENTURE.  This
Fourth Supplemental Mortgage Indenture shall be and become effective immediately prior to the time when the merger of the Company with and into United becomes effective.

     2.02. DEFINED TERMS. The usage in this Fourth Supplemental Mortgage Indenture of terms which are defined in the Mortgage Indenture is in accordance with the definitions thereof in the Mortgage Indenture, except where the context clearly otherwise requires.

     2.03. FOURTH SUPPLEMENTAL MORTGAGE INDENTURE FOR BENEFIT OF PARTIES AND BONDHOLDERS SOLELY. All the covenants and provisions of this Fourth Supplemental Mortgage Indenture are and shall be held to be for the sole and exclusive benefit of the parties hereto and the holders of the Bonds outstanding under the Indenture, and no others shall have any legal, equitable or other right, remedy or claim under or by reason of this Fourth Supplemental Mortgage Indenture or any covenant, condition or provision contained herein.

     2.04. RIGHTS AND DUTIES UNDER INDENTURE NOT WAIVED OR LIMITED BY SUPPLEMENT. Nothing in this Fourth Supplemental Mortgage Indenture, expressed or implied, is intended or shall be construed to waive any right the Trustee might otherwise have under the Indenture; and nothing herein shall affect or limit the obligation of the Company to execute and deliver to the Trustee any instrument of further assurance, or other instrument, which elsewhere in the Indenture is required to be made to or with the Trustee.

     2.05. TRUST INDENTURE ACT TO CONTROL. If any provision of this Fourth Supplemental Mortgage Indenture limits, qualifies or conflicts with another provision included in the Indenture which is required to be included in the Indenture by any of Sections 310-317, inclusive, of the Trust Indenture Act of 1939, as amended, such required provision shall control.

     2.06. EFFECT OF SUPPLEMENTAL INDENTURE. This Fourth Supplemental Mortgage Indenture is executed, shall be construed as and is expressly stated to be an indenture supplemental to the Mortgage Indenture, and shall form a part of the Indenture, and the Mortgage Indenture, as supplemented and amended by this Fourth Supplemental Mortgage Indenture, is hereby confirmed and adopted by the Company as its obligation.

     2.07.  COUNTERPARTS.  This Fourth Supplemental Mortgage
Indenture may be executed in any number of counterparts, each of which shall be deemed an original; and such counterparts shall

constitute but one and the same instrument, which shall for all purposes be sufficiently evidenced by any such original counterpart.

     2.08. COVER, HEADINGS, ETC. The cover of this Fourth Supplemental Mortgage Indenture and all article and descriptive headings, and the table of contents and marginal headings and notes, if any, are inserted for convenience only, and shall not affect any construction or interpretation hereof.

     2.09.  GOVERNING LAW.  This Fourth Supplemental Mortgage
Indenture shall be deemed to be a contract made under the laws of the State of Connecticut, and for all purposes shall be governed and construed in accordance with the laws of said State.

     IN WITNESS WHEREOF, Bridgeport Electric Company has caused this Fourth Supplemental Mortgage Indenture to be executed on its behalf by its President or one of its Vice Presidents and by its Treasurer or its Assistant Treasurer and its corporate seal to be hereto affixed and attested by its Secretary or an Assistant Secretary; and The Bank of New York has caused this Fourth Supplemental Mortgage Indenture to be executed on its behalf and its corporate seal to be affixed by one of its Assistant Vice Presidents, all as of the date and year above written, but actually on September 26, 1994 and September 27, 1994.


                              BRIDGEPORT ELECTRIC COMPANY




     (Corporate Seal)         By _____________________________
                                 Robert L. Fiscus
                                 President


                              and by



                                 -----------------------------
                                 Kurt Mohlman
                                 Treasurer


Attest: ____________________
        Charles J. Pepe
        Assistant Secretary


Signed, sealed and delivered on
behalf of BRIDGEPORT ELECTRIC
COMPANY in the presence of:


     --------------------------



     --------------------------

                    As witnesses





                              THE BANK OF NEW YORK, TRUSTEE


     (Corporate Seal)         By __________________________
                                 Assistant Vice President


Signed, sealed and delivered on
behalf of THE BANK OF NEW YORK in
the presence of:


      ---------------------------



      ---------------------------

                    As witnesses

STATE OF CONNECTICUT          )
                              )   ss: New Haven
COUNTY OF NEW HAVEN           )

     On this 26th day of September, 1994, before me the undersigned officer, personally appeared Robert L. Fiscus and Kurt Mohlman, President and Treasurer, respectively, of BRIDGEPORT ELECTRIC COMPANY, a corporation, each of whom severally acknowledged himself to be such representative officer and that in his capacity aforesaid, and being authorized so to do, he executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                              --------------------------------
                              George W. Miller
                              Notary Public
                              My Commission Expires:
                                      September 30, 1997




STATE OF NEW YORK             )
                              )   ss: New York
COUNTY OF NEW YORK            )


     On this 27th day of September, 1994, before me the undersigned officer, personally appeared ______________________, an Assistant Vice President of THE BANK OF NEW YORK, a New York banking corporation, who acknowledged himself to be such officer and acknowledged that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                              --------------------------------
                              Notary Public
                              My Commission Expires:




                 THE UNITED ILLUMINATING COMPANY
           (SUCCESSOR TO BRIDGEPORT ELECTRIC COMPANY)


                               TO


                      THE BANK OF NEW YORK,
                        SUCCESSOR TRUSTEE


              -------------------------------------


              FIFTH SUPPLEMENTAL MORTGAGE INDENTURE

                 Dated as of September 29, 1994

                               TO

           FIRST MORTGAGE INDENTURE AND DEED OF TRUST

                  Dated as of December 1, 1984

     This FIFTH SUPPLEMENTAL MORTGAGE INDENTURE, dated as of September 29, 1994, made and entered into by and between THE UNITED ILLUMINATING COMPANY, a Connecticut Corporation, with its principal office in New Haven, Connecticut (hereinafter with its successors and assigns generally called the Successor Company) and THE BANK OF NEW YORK, a New York banking corporation, having its principal corporate trust office in New York, New York (hereinafter with its successors called the Trustee),

              W I T N E S S E T H   T H A T:

     WHEREAS, Bridgeport Electric Company, a Delaware corporation (hereinafter called the Company), duly executed and delivered to The First National Bank of Boston, as trustee, a certain First Mortgage Indenture and Deed of Trust, dated as of December 1, 1984, a First Supplemental Mortgage Indenture, dated as of February 15, 1987, a Second Supplemental Mortgage Indenture, dated as of January 14, 1988, and a Third Supplemental Mortgage Indenture, dated as of March 31, 1988, for the purpose of borrowing money for its corporate purposes and issuing its bonds therefor from time to time in one or more series and to secure the same, which Mortgage Indenture and First, Second and Third Supplemental Mortgage Indentures are recorded, respectively, in the office of the Secretary of the State of Connecticut in Vol. 60, Page K, Vol. 61, Page 186, Vol. 61, Page 320 and Vol. 61, Page 590, Railroad Mortgages, and in the Land Records of the Towns of Bridgeport and New Haven, Connecticut, and are also on file in the offices of the Trustee and the Company and to which indentures reference is hereby expressly made; and

     WHEREAS, the Trustee is successor trustee to said The First National Bank of Boston under said First Mortgage Indenture and Deed of Trust as supplemented by said First, Second and Third Supplemental Mortgage Indentures, and the Company duly executed and delivered to the Trustee a Fourth Supplemental Mortgage Indenture of even date herewith (said First Mortgage Indenture and Deed of Trust being hereinafter referred to as the Mortgage Indenture, and together with all indentures expressly stated to be supplemental thereto, including said, First, Second, Third and Fourth Supplemental Mortgage Indentures and this Fifth Supplemental Mortgage Indenture, being hereinafter generally referred to as the Indenture, as provided in Section 1.20 of the Mortgage Indenture); and

     WHEREAS, the Company has heretofore issued under the Indenture $200,000,000 principal amount of the Company's 18% First Mortgage Bonds Series A, due November 30, 1994, $54,000,000 principal amount of the Company's 9.44% First Mortgage Bonds, Series B, due February 15, 1999 and $180,000,000 principal amount of 10.32% First Mortgage Bonds, Series C, due January 15, 1995, of which only the $54,000,000 principal amount of Series B Bonds and $60,000,000 principal amount of Series C Bonds are now outstanding; and


     WHEREAS, the Company duly executed and delivered to the Trustee said Fourth Supplemental Mortgage Indenture in anticipation of a merger of the Company with and into the Successor Company, which Fourth Supplemental Indenture is recorded in the office of the Secretary of the State of Connecticut and in the land records of the Towns of Bridgeport and New Haven; and

     WHEREAS, Section 15.01 of the Indenture provides that the Company may be merged with or into the Successor Company, provided that such merger shall be on such terms as in no respect to impair the lien and security of the Indenture or any of the rights or powers of the Trustee or of the Bondholders under the Indenture, and provided further that the Successor Company shall, as a part and condition of such merger, execute and deliver to the Trustee, and cause to be recorded wherever the Indenture is recorded, an indenture supplemental thereto, in form satisfactory to the Trustee, whereby the Successor Company shall expressly assume the due and punctual payment of the principal of and premium, if any, and interest on all bonds and of any and all sinking fund obligations of the Company under the Indenture and the observance and performance of all the covenants, conditions and provisions of the Indenture; and

     WHEREAS, the Company has been contemporaneously merged with and into the Successor Company and the Successor Company is executing and delivering this Fifth Supplemental Mortgage
Indenture to satisfy said requirements of Section 15.01 of the Indenture; and

     WHEREAS, the Successor Company, with the consent of the holders of not less than 66 2/3% of the principal amount of the Series B Bonds and Series C Bonds outstanding, proposes to modify the Indenture in the several respects set forth in this Fifth Supplemental Mortgage Indenture; and

     WHEREAS, the execution and delivery of this Fifth
Supplemental Mortgage Indenture is authorized by Section 14.02 of the Mortgage Indenture and has been duly authorized by the Board of Directors of the Successor Company and by the Trustee; and

     WHEREAS, all acts and things necessary to constitute this Fifth Supplemental Mortgage Indenture a valid, legal and binding instrument enforceable in accordance with its terms have been in all respects duly authorized and done,

     NOW, THEREFORE, it is hereby covenanted, declared and agreed, upon the trusts and for the purposes aforesaid as set forth in the following covenants, agreements, conditions and provision, viz.:


                            ARTICLE 1

                        SUCCESSOR COMPANY

     1.01 ASSUMPTION BY SUCCESSOR COMPANY. The Successor Company hereby expressly assumes the due and punctual payment of the principal of, premium, if any, and interest on all of the Series B Bonds and Series C Bonds, and of any and all sinking fund obligations of Company under the Indenture and the observance and performance of all the covenants, conditions and provisions of the Indenture.


                            ARTICLE 2

     2.01  DELETION OF PORTIONS OF ARTICLE I.  Sections 1.10,
1.11, 1.12, 1.16, 1.22, 1.23, 1.24, 1.41, 1.42, 1.43 and 1.44 of
the Mortgage Indenture are hereby deleted and shall be of no further force or effect.

     2.02  DELETION OF ARTICLE 3.  Article 3 of the Mortgage
Indenture is hereby deleted and shall be of no further force or effect.

     2.03  DELETION OF ARTICLE 5.  Article 5 of the Mortgage
Indenture is hereby deleted and shall be of no further force or effect.

     2.04  DELETION OF SECTION 6.03.  Section 6.03 of the
Mortgage Indenture is hereby deleted and shall be of no further force or effect.

     2.05  AMENDMENT OF SECTION 6.08.  The first sentence of
Section 6.08 of the Mortgage Indenture is hereby amended to read in its entirety as follows:

          The Company is duly organized and existing under the laws of, and is in good standing in, the state of its incorporation and is duly authorized and empowered under all applicable provisions of law to execute and deliver this Indenture.

     2.06  AMENDMENT OF SECTION 6.10.  The final sentence of
Section 6.10 of the Mortgage Indenture is hereby amended to read in its entirety as follows:

          The Company will pay and discharge all claims for labor, materials and supplies, and all other debts, liabilities and charges which, if unpaid, might become a lien or charge upon the Trust Estate or lead to a suspension of its business, except any such claim, debt, liability or charge the validity of which is being contested in good faith and by

          appropriate proceedings by the Company, or the payment of which has been adequately secured, or which in the opinion of an accountant is not significant in amount, and will exhibit to the Trustee, upon request, receipts for, or other satisfactory evidence of, each such payment, or the security therefor, or the Opinion of Counsel with respect thereto; provided, however, that nothing in this section 6.10 or in section 6.11 shall require the Company to accede to any wage or other demands by or on behalf of its employees in order to avoid the suspension of its business through any threatened strike or similar action.

     2.07  AMENDMENT OF SECTION 6.14(c).  Section 6.14(c) of the
Mortgage Indenture is hereby amended to read in its entirety as follows:

          (c)  The Company will furnish to the Trustee:

               (1) within sixty days after the end of each of the first three quarters of each fiscal year of the Company, the Company's Quarterly Report on Form 10-Q to the Securities and Exchange Commission; and

               (2) within one hundred and twenty days after the end of each fiscal year of the Company, the Company's Annual Report on Form 10-K to the
                    Securities and Exchange Commission.

     2.08  DELETION OF SECTION 6.18.  Section 6.18 of the
Mortgage Indenture is hereby deleted and shall be of no further force or effect.

     2.09  DELETION OF PORTIONS OF SECTION 6.19.  Sections
6.19(a), 6.19(d), 6.19(e)(i), 6.19(f) and 6.19(g) of the Mortgage
Indenture are hereby deleted and shall be of no further force or effect.

     2.10  DELETION OF SECTION 6.19(b).  Section 6.19(b) of the
Mortgage Indenture, as amended by said Second Supplemental
Mortgage Indenture, is hereby deleted and shall be of no further force or effect.

     2.11  AMENDMENT OF SECTION 8.02.  The introductory clause of
Section 8.02 is hereby amended to read in its entirety as follows:

          Subject to the provisions of section 8.07, the Company may take any one or more of the following actions with respect to the Trust
          Estate, at any time and from time to time,

          without any release or consent by the Trustee,
          VIZ.:

     2.12  AMENDMENT OF SECTION 8.02(a).  Section 8.02(a) of the
Mortgage Indenture is hereby amended to read in its entirety as follows:

     (a) sell or otherwise dispose of, free from the lien of this Indenture, or abandon or otherwise retire, any machinery, equipment, tools, implements or other similar property which shall have become old, inadequate, obsolete, worn out or unfit or unadapted for use in the Company's electric business, or any dwellings or appurtenant structures which are unfit or unadapted for use in the Company's electric business, upon replacing the same or by substituting for the same other property that becomes a part of the Trust Estate, not necessarily of the same character, but of a value at least equal to that of the property sold or otherwise disposed of;

     2.13  AMENDMENT OF SECTION 8.02(d).  Section 8.02(d) of the
Mortgage Indenture is hereby amended to read in its entirety as follows:

     (d) amend, surrender, abandon or otherwise terminate any right, power, privilege or franchise (including in that term any ordinances, indeterminate permits or other operating rights, however denominated, granted by Federal, state, municipal or other public authority) included in the Trust Estate whenever the Company shall contemporaneously or as a part of the same transaction obtain or shall previously have obtained a new right, power, privilege or franchise that becomes a part of the Trust Estate and under which the Company may continue to perform the service and conduct the business theretofore performed or conducted under or by virtue of the right, power, privilege or franchise amended, surrendered, abandoned or terminated and which in the opinion of a majority of the Board is the most advantageous right, power, privilege or franchise obtainable under the circumstances prevailing at the time, or whenever the right, power, privilege or franchise to be amended, surrendered, abandoned or terminated can no longer be profitably exercised or availed of or shall not be essential to the maintenance and continued use of the Unit and consequently the benefits afforded by this Indenture would not be substantially impaired; and

     2.14  AMENDMENT OF SECTION 8.02(e).  Section 8.02(e) of the
Mortgage Indenture is hereby amended to read in its entirety as follows:


     (e) grant or convey rights of way, easements and leasehold interests over or in respect of any real property included in the Trust Estate, provided that there shall be filed with the Trustee an Engineer's Certificate stating that in the signer's opinion such grant or conveyance will not impair the usefulness of such real property in the Company's business and will not be prejudicial to the interest of the holders of the Bonds hereunder;

     2.15  AMENDMENT OF SECTION 8.03(c).  Section 8.03(c) of the
Mortgage Indenture is hereby amended to read in its entirety as follows:

     (c) an Opinion of Counsel to the effect that the sale, exchange or disposition of the property to be released is permitted by the terms of this Indenture;

     2.16  AMENDMENT OF SECTION 8.03(d).  Section 8.03(d) of the
Mortgage Indenture is hereby amended to read in its entirety as follows:

     (d) cash or other property equal to the Fair Value (as specified in the Engineer's Certificate provided for in
          (b) above) of the property to be released, or to an aggregate amount equal to the proceeds to be received by the Company for the property to be released, if the same be greater than such Fair Value;

     2.17  DELETION OF SECTION 9.02(b).  Section 9.02(b) of the
Mortgage Indenture is hereby deleted and shall be of no further force or effect.

     2.18 AMENDMENT OF SECTION 9.02(c). The introductory clause of Section 9.02(c) of the Mortgage Indenture is hereby amended to read in its entirety as follows:

          Such money may be applied by the Trustee to the payment, purchase (in the open market or by private contract) or redemption of outstanding Bonds of any series which are by their terms then so redeemable before maturity, upon receipt by the Trustee of

     2.19  AMENDMENT OF SECTION 9.02(d).  Section 9.02(d) of the
Mortgage Indenture is hereby amended to read in its entirety as follows:

     (d) If any such money shall not have been withdrawn or applied pursuant to the foregoing provisions of this section 9.02 within a period of four years from the date of receipt thereof by the Trustee, the same shall, as soon as practicable after the expiration of said four-year period, be applied by the Trustee to the redemption of Bonds of any series then outstanding

          which are by their terms then so redeemable before maturity specified by the Company in a Board Resolution or, in default of such specification by the Company, determined by the Trustee in its discretion.

     2.20  DELETION OF SECTION 11.01(c).  Section 11.01(c) of the
Mortgage Indenture is hereby deleted and shall be of no further force or effect.

     2.21 AMENDMENT OF SECTION 11.01(e). Section 11.01(e) of the Mortgage Indenture is hereby amended to read in its entirety as follows:

     (e) if default shall be made in the observance or performance of any other covenant, condition, agreement or provision expressed or implied in the Bonds or in this Indenture, and if any such default (except a default under section 6.12, 6.15 or 6.19) shall continue for a period of 60 days after written notice of such default to the Company from the Trustee (which in its discretion may, and, upon the written request of holders of not less than a majority in aggregate principal amount of the Bonds at the time outstanding, shall, serve such notice), or forthwith upon such notice in the case of a default under section 6.12,
          6.15 or 6.19 hereof, or if the Company shall waive such lapse of time, or if such default, if continued, would in the opinion of the Trustee evidenced by written notice to the Company, be likely to cause the loss by the Company of any material portion of the Trust Estate or any substantial portion of the property needed to maintain and operate its property or business; or

     2.22 AMENDMENT OF SECTION 11.01(j). Section 11.01(j) of the Mortgage Indenture, as amended by said Second Supplemental
Mortgage Indenture, is hereby amended to read in its entirety as follows:

     (j) if any warranty or representation by the Company or United contained in the Bond Purchase Agreements among the Company, United and the several purchasers named therein with respect to the issue and sale of the 10.32% First Mortgage Bonds, Series C, due January 15, 1995 is false or misleading in any material respect; or

     2.23  ADDITION OF SECTION 11.01(k).  Section 11.01 of the
Mortgage Indenture, as amended by said First and Second
Supplemental Mortgage Indentures, is hereby amended to add the following Section 11.01(k):

     (k) if the Company or any significant subsidiary of the Company fails to make any payment due on any security issued under the Indenture, dated as of August 1, 1991, between United and The Bank of New York, as Trustee, and if such failure shall continue after the applicable

          grace period, if any, specified with respect to such security; or if any event shall occur or any condition shall exist, the effect of which is to cause (or permit any holder of any such security or the trustee under said Indenture to cause) such security, or a portion thereof, to become due prior to its stated maturity or prior to its regularly scheduled dates of payment.

     2.24 AMENDMENT OF SECTION 11.04(a). The introductory clause of Section 11.04(a) of the Mortgage Indenture is here amended to read in its entirety as follows:

     (a) The Trustee, by such officer or agent as it may appoint, if at the time such action is lawful, may enter into and upon and take possession of the property included in the Trust Estate and each and every part thereof, and may exclude the Company, its successors or assigns, its or their agents, servants and employees wholly therefrom, and have, hold, use, operate, manage and control the same and each and every part thereof and, in the name of the Company or otherwise as to the Trustee shall deem best, conduct the business thereof and exercise the franchises pertaining thereto and all the rights and powers of the Company, and use all of the then existing property and assets included in the Trust Estate for that purpose and, at the expense of the Trust Estate, from time to time, maintain, restore, insure and keep insured the properties, plants, equipment and apparatus provided or required for use in connection with such business, make all such necessary or proper repairs, renewals and replacements, and all such useful alterations, additions, betterments and improvements as to the Trustee may seem judicious, borrow money and make such leases and operating or other contracts as the Trustee may deem best suited for carrying on such business and for the protection of the interests of the Bondholders, and collect and receive all tolls, rents, revenues, earnings, interest, dividends, royalties, issues, income and profits of the same and of every part thereof, and all money so collected and received, together with any other sums which may be received, collected or held by the Trustee under any of the provisions of this Indenture, shall (subject to the provisions of section 2.09 and 2.10 hereof) be distributed as follows:

     2.25  AMENDMENT OF SECTION 11.23.  Section 11.23 of the
Mortgage Indenture is hereby amended to read in its entirety as follows:

          11.23. Power to Waive Defaults. Anything elsewhere in this Indenture to the contrary notwithstanding, the holders of 66 2/3% (51% if there shall be more than 100 registered holders of the Bonds then outstanding) in principal amount of the Bonds then outstanding and

          affected thereby may, by written instrument or instruments signed by such Bondholders and delivered to the Trustee, waive any default, or condition or event which, with notice or lapse of time, or both, will become a default, hereunder and its consequences, except a default (i) in the payment of the principal of, or premium, if any, or interest on, any of the Bonds; and (ii) arising from the creation of any lien on property included in the Trust Estate ranking prior to or on an equality with the lien of this Indenture; and upon such waiver such default shall be deemed not to exist for any purpose of this Indenture.

     2.26 AMENDMENT OF SECTION 15.01. The introductory clause of Section 15.01 of the Mortgage Indenture, as amended by said
Fourth Supplemental Mortgage Indenture, is hereby amended to read in its entirety as follows:

          The Company shall not merge or consolidate with or into any other corporation or sell or lease the property included in the Trust
          Estate, as an entirety or substantially as an entirety, provided that United may be merged with or into any other corporation if all of the following conditions are satisfied:

and the final sentence of Section 15.01 of the Mortgage
Indenture, as amended by said Fourth Supplemental Mortgage
Indenture, is hereby deleted and shall be of no further force or effect.

     2.27  AMENDMENT OF SECTION 18.04.  The first sentence of
Section 18.04 of the Mortgage Indenture is hereby amended to read in its entirety as follows:

          Whenever under this Indenture the Trustee or any Bondholder is called upon to give or serve any notice upon the Company, such notice may be given by mailing a copy of such notice, postage prepaid, addressed to the Company, 157 Church Street, New Haven,
          Connecticut 06506, Attention of the
          Treasurer, (or to such other address as may be filed by the Company with the Trustee for the purposes of this section) or by delivering to the President or Secretary or Treasurer or to any two Directors of the Company a copy of such notice.


                            ARTICLE 3

                    MISCELLANEOUS PROVISIONS

     3.01   EFFECTIVE TIME OF SUPPLEMENTAL INDENTURE.  This Fifth
Supplemental Mortgage Indenture shall be and become effective at the time when the merger of the Company with and into the Successor Company becomes effective.

     3.02. DEFINED TERMS. The usage in this Fifth Supplemental Mortgage Indenture of terms which are defined in the Mortgage Indenture is in accordance with the definitions thereof in the Mortgage Indenture, except where the context clearly otherwise requires.

     3.03. FIFTH SUPPLEMENTAL MORTGAGE INDENTURE FOR BENEFIT OF PARTIES AND BONDHOLDERS SOLELY. All the covenants and provisions of this Fifth Supplemental Mortgage Indenture are and shall be held to be for the sole and exclusive benefit of the parties hereto and the holders of the Bonds outstanding under the Indenture, and no others shall have any legal, equitable or other right, remedy or claim under or by reason of this Fifth Supplemental Mortgage Indenture or any covenant, condition or provision contained herein.

     3.04. RIGHTS AND DUTIES UNDER INDENTURE NOT WAIVED OR LIMITED BY SUPPLEMENT. Nothing in this Fifth Supplemental Mortgage Indenture, expressed or implied, is intended or shall be construed to waive any right the Trustee might otherwise have under the Indenture; and nothing herein shall affect or limit the obligation of the Company to execute and deliver to the Trustee any instrument of further assurance, or other instrument, which elsewhere in the Indenture is required to be made to or with the Trustee.

     3.05. TRUST INDENTURE ACT TO CONTROL. If any provision of this Fifth Supplemental Mortgage Indenture limits, qualifies or conflicts with another provision included in the Indenture which is required to be included in the Indenture by any of Sections 310-317, inclusive, of the Trust Indenture Act of 1939, as amended, such required provision shall control.

     3.06. EFFECT OF SUPPLEMENTAL INDENTURE. This Fifth Supplemental Mortgage Indenture is executed, shall be construed as and is expressly stated to be an indenture supplemental to the Mortgage Indenture, and shall form a part of the Indenture, and the Mortgage Indenture, as supplemented and amended by this Fifth Supplemental Mortgage Indenture, is hereby confirmed and adopted by the Company as its obligation.

     3.07. COUNTERPARTS. This Fifth Supplemental Mortgage Indenture may be executed in any number of counterparts, each of which shall be deemed an original; and such counterparts shall constitute but one and the same instrument, which shall for all

purposes be sufficiently evidenced by any such original counterpart.

     3.08. COVER, HEADINGS, ETC. The cover of this Fifth Supplemental Mortgage Indenture and all article and descriptive headings, and the table of contents and marginal headings and notes, if any, are inserted for convenience only, and shall not affect any construction or interpretation hereof.

     3.09.  GOVERNING LAW.  This Fifth Supplemental Mortgage
Indenture shall be deemed to be a contract made under the laws of the State of Connecticut, and for all purposes shall be governed and construed in accordance with the laws of said State.

     IN WITNESS WHEREOF, The United Illuminating Company has caused this Fifth Supplemental Mortgage Indenture to be executed on its behalf by its President or one of its Vice Presidents and by its Treasurer or its Assistant Treasurer and its corporate seal to be hereto affixed and attested by its Secretary or an Assistant Secretary; and The Bank of New York has caused this Fifth Supplemental Mortgage Indenture to be executed on its behalf and its corporate seal to be affixed by one of its Assistant Vice Presidents, all as of the date and year above written, but actually on September 26, 1994 and September 27, 1994.


                              THE UNITED ILLUMINATING COMPANY



     (Corporate Seal)         By ____________________________
                                 Robert L. Fiscus
                                 President and Chief Financial
                                   Officer


                              and by



                                 ___________________________
                                 Kurt Mohlman
                                 Treasurer


Attest: _____________________
        Charles J. Pepe
        Assistant Secretary


Signed, sealed and delivered on
behalf of THE UNITED ILLUMINATING
COMPANY in the presence of:


     ____________________________



     ____________________________

                    As witnesses




                              THE BANK OF NEW YORK, TRUSTEE



     (Corporate Seal)         By __________________________
                                 Assistant Vice President



Signed, sealed and delivered on
behalf of THE BANK OF NEW YORK
in the presence of:


     _________________________



     _________________________

                    As witnesses


STATE OF CONNECTICUT          )
                              )   ss: New Haven
COUNTY OF NEW HAVEN           )

     On this 26th day of September, 1994 before me the undersigned officer, personally appeared Robert L. Fiscus and Kurt Mohlman President and Treasurer, respectively, of THE UNITED ILLUMINATING COMPANY, a corporation, each of whom severally acknowledged himself to be such respective officer and that in his capacity aforesaid, and being authorized so to do, he executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                              _______________________________
                              George W. Miller
                              Notary Public
                              My commission expires:
                                        September 30, 1997



STATE OF NEW YORK             )
                              )   ss: New York
COUNTY OF NEW YORK            )


     On this 27th day of September, 1994, before me, the undersigned officer, personally appeared ______________________, an Assistant Vice President of THE BANK OF NEW YORK, a New York banking corporation, who acknowledged himself to be such officer and acknowledged that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                              ______________________________
                              Notary Public
                              My Commission Expires:


                                 - 15 -